UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

November 23, 2020

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 23, 2020, Enova International, Inc. (the "Company") appointed Mr. James J. Lee to the position of Chief Accounting Officer of the Company, effective November 23, 2020. In this role, Mr. Lee will be the Company's Principal Accounting Officer

Mr. Lee, 42, has served as the Controller of the Company since October 2018. Previously, he served as Controller, Life & Health of Kemper Corporation (“Kemper”) where he led the accounting function for Kemper’s Life & Health insurance division from January 2018 to October 2018, and as the Assistant Controller of Kemper overseeing all aspects of accounting and financial reporting from October 2013 to January 2018. Prior to that, he served in various leadership roles from October 2000 to October 2013 in Assurance Services at Ernst & Young LLP. Mr. Lee, a certified public accountant, received a B.S. in Accounting from the University of Illinois at Urbana-Champaign.

In connection with this appointment, Mr. Lee will be entitled to receive as compensation (i) a base salary of $255,000; (ii) a short-term incentive award targeted at 35% of his base salary, subject to achievement of pre-defined Company and individual performance goals and paid annually; (iii) subject to approval by the Board's Compensation Committee, an award of restricted stock units having a target value of 50% of his base salary that vests in equal annual installments over four years; and (iv) other standard benefits provided to each of the Company’s executive officers.

There is no arrangement or understanding between Mr. Lee and any other persons pursuant to which Mr. Lee was appointed as Chief Accounting Officer. There are no family relationships between Mr. Lee and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are any such transactions currently proposed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: November 25, 2020	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary